SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2001

                           ATHEY PRODUCTS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Delaware                            1-2723               36-0753480
(State or other jurisdiction            (Commission           (IRS Employer
of incorporation)                       File Number)        Identification No.)

         1839 South Main Street
   Wake Forest, North Carolina                                  27587-9289
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: 919-556-5171

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On February 6, 2001, Athey Products Corporation issued a press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

Exhibit Number                   Description
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99.1                             Press Release dated February 6, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ATHEY PRODUCTS CORPORATION

Date:    February 8, 2001                 /s/ Thomas N. Nelson
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                                     By:   Thomas N. Nelson
                                     Its:  President and Chief Executive Officer